UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2025

Public Service Enterprise Group Incorporated

(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 Park Plaza

Newark, New Jersey 07102

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock without par value	PEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Public Service Enterprise Group Incorporated (PSEG) was held on April 22, 2025. Proxies for the meeting were solicited by PSEG pursuant to Regulation 14A under the Securities Act of 1934. There was no solicitation of proxies in opposition to management’s nominees as listed in the proxy statement.

All of management’s nominees were elected to the Board of Directors. The advisory vote on executive compensation was approved.

The amendments to our Certificate of Incorporation and/or By-Laws to eliminate the:

•	supermajority voting requirements for certain business combinations,

•	supermajority voting requirements to remove a director without cause, and

•	supermajority voting requirement to make certain amendments to our By-Laws did not receive the required affirmative vote of 80% of the number of shares outstanding and eligible to vote and were not approved.

The appointment of Deloitte & Touche LLP as PSEG’s independent auditor was ratified. Final results of the voting are provided below:

Proposal 1: Election of Directors
Terms expiring in 2026	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ralph A. LaRossa	335,633,078	24,858,567	1,905,146	56,209,579
Susan Tomasky	351,751,154	9,923,286	722,351	56,209,579
Willie A. Deese	348,742,278	12,845,569	808,944	56,209,579
Jamie M. Gentoso	360,461,785	1,160,589	774,417	56,209,579
Barry H. Ostrowsky	351,872,347	9,700,687	823,757	56,209,579
Ricardo G. Pérez	359,479,770	2,122,319	794,702	56,209,579
Valerie A. Smith	359,069,204	2,573,637	753,950	56,209,579
Scott G. Stephenson	360,322,607	1,313,898	760,286	56,209,579
Laura A. Sugg	360,327,857	1,352,447	716,487	56,209,579
John P. Surma	348,875,977	12,752,087	768,727	56,209,579
Kenneth Y. Tanji	360,211,242	1,384,367	801,182	56,209,579

Proposal 2:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Vote on the Approval of Executive Compensation	338,266,907	22,282,760	1,847,124	56,209,579

Proposal 3(a):	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of Amendments to our Certificate of Incorporation – to eliminate supermajority voting requirements for certain business combinations	356,400,218	4,362,111	1,634,462	56,209,579

Proposal 3(b):	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of Amendments to our Certificate of Incorporation and By-Laws – to eliminate supermajority voting requirements to remove a director without cause	356,500,283	4,444,780	1,451,728	56,209,579

Proposal 3(c):	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of Amendments to our Certificate of Incorporation – to eliminate supermajority voting requirement to make certain amendments to our By-Laws	355,913,056	4,979,499	1,504,236	56,209,579

Proposal 4:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of the Appointment of Deloitte & Touche LLP as Independent Auditor for 2025	383,559,325	33,930,261	1,116,784	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:	/s/ Rose M. Chernick
Rose M. Chernick
Vice President and Controller (Principal Accounting Officer)

Date: April 25, 2025

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